                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

                         SUPPLEMENT DATED MAY 3, 2010 TO
                    PROSPECTUSES DATED MAY 3 AND JUNE 1, 2010

This Supplement is intended to supplement the prospectuses dated May 3 and June 1, 2010 for certain John Hancock "ANNUITYNOTE VARIABLE ANNUITY" and "ANNUITYNOTE PORTFOLIOS VARIABLE ANNUITY" ("AnnuityNote Series") Contracts issued by John Hancock Life Insurance Company (U.S.A.).

You should read this Supplement together with the prospectus for the AnnuityNote Series Contract you purchase (the "Annuity Prospectus"), and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or you may also visit us at www.jhannuities.com.

If your Contract is issued in the state of California, we supplement the disclosure in the Annuity Prospectus as follows:

In "II. Overview," the following is inserted as a new paragraph at the end of the section "How can I invest money in the Contracts?":

     HOW CAN I INVEST MONEY IN THE CONTRACTS?

     (...)

     (Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Investment Option for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Investment Option to the Contract's available Variable Investment Options. Any portions of your Purchase Payment received after payment of the initial amount will be allocated to the Money Market Investment Option for the pendency of the 30-day period and thereafter directly to the Contract's available Variable Investment Options.

Also in "II. Overview," the following is inserted as a new paragraph at the end of the section "Can I return my Contract?":

     CAN I RETURN MY CONTRACT?

     (...)

     (Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 and older may cancel the Contract by returning it to our Annuities Service Center or registered representative at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to the Contract's available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If you elected to have your Purchase Payment allocated to the Contract's available Variable Investment Options, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into the Contract's available Variable Investment Options.

The table describing the operating expenses for the Portfolios in "III. Fee Tables" is supplemented with the following:

MONEY MARKET(1) (SERIES I)
(Applicable to Contracts issued in California Only)

MANAGEMENT FEES                                       0.47%
12B-1 FEES                                            0.05%
OTHER EXPENSES                                        0.04%
ACQUIRED PORTFOLIO FEES AND EXPENSES                  0.00%
TOTAL OPERATING EXPENSES                              0.56%
CONTRACTUAL EXPENSE REIMBURSEMENT                     0.00%
NET OPERATING EXPENSES                                0.56%

NOTES:

(1) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.

The following information is added to the "Portfolio Investment Objectives and Strategies" table in "IV. General Information About Us, The Separate Accounts and the Portfolios - The Portfolios":

(Applicable to Contracts issued in California Only) The subadviser, MFC Global Investment Management (U.S.A.) Limited, manages the portfolio.

Money Market Trust

Investment Goal:       Seeks to obtain maximum current income consistent with
                       preservation of principal and liquidity.

Investment Strategy:   To do this, the Portfolio invests in high quality, U.S.
                       dollar denominated money market instruments.

                       Note: Amounts in the Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation, U.S. government, or any U.S. government agency. The returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract's expense deductions.

You should retain this Supplement for future reference.

                          SUPPLEMENT DATED MAY 3, 2010

0510   333-143073
       333-143074
       333-164953